UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☐ Definitive Additional Materials ☒ Soliciting Material under §240.14a-12 Rio Tinto plc Rio Tinto Limited (Name of Registrant as Specified in its Charter) (Name of Registrant as Specified in its Charter) (Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check all boxes that apply): ☒ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11 On October 9, 2024, Rio Tinto plc and Rio Tinto Limited issued the following press release and investor material.

Notice to ASX/LSE THIS ANNOUNCEMENT AND THE INFORMATION CONTAINED HEREIN ARE NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION IN WHICH SUCH RELEASE, PUBLICATION OR DISTRIBUTION WOULD BE UNLAWFUL THIS ANNOUNCEMENT CONTAINS INSIDE INFORMATION Rio Tinto to acquire Arcadium Lithium 9 October 2024 World-class lithium business to strengthen Rio Tinto’s position as global leader in energy transition commodities Counter-cyclical expansion into a high-growth market, aligned with Rio Tinto’s long-term strategy and disciplined capital allocation framework Rio Tinto’s scale, project development capabilities and financial strength to unlock full potential of Arcadium Lithium’s Tier 1 resource base Rio Tinto and Arcadium Lithium plc (“Arcadium Lithium” or “Arcadium”) (NYSE: ALTM) (ASX: LTM) today announced a definitive agreement (the “Transaction Agreement”) under which Rio Tinto will acquire Arcadium in an all-cash transaction for US$5.85 per share (the “Transaction”). The Transaction represents a premium of 90% to Arcadium’s closing price of $3.08 per share on 4 October 2024, a premium of 39% to Arcadium’s volume-weighted average price (VWAP) since Arcadium was created on 4 January 2024, and values Arcadium’s diluted share capital at approximately $6.7 billion1. The Transaction will bring Arcadium’s world-class, complementary lithium business into Rio Tinto’s portfolio, establishing a global leader in energy transition commodities – from aluminium and copper to high-grade iron ore and lithium. Arcadium is a global, fast-growing, vertically integrated lithium chemicals producer with an asset base of long-life, low-cost operations and growth projects. It has leading capabilities in lithium chemicals manufacturing and extraction processes, including hard-rock mining, conventional brine extraction and direct lithium extraction. Arcadium’s current annual lithium production capacity across a range of products including lithium hydroxide and lithium carbonate is 75,000 tonnes lithium carbonate equivalent2, with expansion plans in place to more than double capacity by the end of 20283. Arcadium’s global operations, comprising approximately 2,400 employees, include facilities and projects in Argentina, Australia, Canada, China, Japan, the United Kingdom and the United States. Rio Tinto Chief Executive Officer Jakob Stausholm said: “Acquiring Arcadium Lithium is a significant step forward in Rio Tinto’s long-term strategy, creating a world-class lithium business alongside our leading aluminium and copper operations to supply materials needed for the energy transition. Arcadium Lithium is 1 Includes conversion of all outstanding convertible senior notes due 2025. 2 Excludes the Mt Cattlin spodumene operation. 3 Source: Arcadium Lithium company disclosures.

Notice to ASX/LSE an outstanding business today and we will bring our scale, development capabilities and financial strength to realise the full potential of its Tier 1 portfolio. This is a counter-cyclical expansion aligned with our disciplined capital allocation framework, increasing our exposure to a high-growth, attractive market at the right point in the cycle. “We look forward to building on Arcadium Lithium’s contributions to the countries and communities where it operates, drawing on the strong presence we already have in these regions. Our team has deep conviction in the long-term value that combining our offerings will deliver to all stakeholders.” Arcadium Lithium CEO Paul Graves said: “We are confident that this is a compelling cash offer that reflects a full and fair long-term value for our business and de-risks our shareholders’ exposure to the execution of our development portfolio and market volatility. Arcadium Lithium is a leading global lithium producer with the widest offering of lithium chemical products and a world-class manufacturing network, backed by a broad technology portfolio and expertise in all aspects of the lithium value chain. This agreement with Rio Tinto demonstrates the value in what we have built over many years at Arcadium Lithium and its predecessor companies, and we are excited that this transaction will give us the opportunity to accelerate and expand our strategy, for the benefit of our customers, our employees, and the communities in which we operate.” Compelling Strategic and Financial Rationale The transaction will bring Rio Tinto’s scale, development capabilities and financial strength to realise the full potential of the Arcadium portfolio. • Tier 1 assets. Arcadium is one of the world’s leading global lithium platforms, with diversified production and processing capabilities, a broad range of high-performance lithium products, a highly attractive suite of growth projects, and long-term blue-chip customer relationships. Its Tier 1 assets have maintained high margins through-the-cycle, and its resource base is expected to support ~130% capacity growth by 2028 within Rio Tinto’s existing geographies2. Rio Tinto’s and Arcadium’s combined assets will represent the world’s largest lithium resource base and make Rio Tinto one of the leading lithium producers globally on a pro-forma basis. • Complementary capabilities. Rio Tinto has the balance sheet strength and proven project delivery capability to execute and, over time, accelerate the full potential from Arcadium’s Tier 1 resource base. Rio Tinto and Arcadium have complementary footprints and deep experience in Argentina and Quebec, where Rio Tinto expects to establish world-class lithium hubs with clear opportunities for sharing skillsets and reducing costs. Combining Rio Tinto and Arcadium’s technological leadership in lithium extraction, the transaction will position Rio Tinto to become a market leader in lithium processing. Rio Tinto looks forward to building on Arcadium’s history of commercial excellence that includes multi-year relationships with leading OEMs and battery companies, by ensuring reliable, low-cost and sustainable supply. • Compelling economics. The transaction offers compelling value driven by accelerating volume growth in a rising market contributing to significantly higher EBITDA and free cash flow in the outer years, before anticipated synergies. Acquiring Arcadium is consistent with Rio Tinto’s disciplined approach to capital allocation and will unlock significant value for shareholders, underpinned by the financial strength that we will bring. Rio Tinto will maintain its strong balance sheet following the close of this transaction, in line with its Single A credit rating, as well as its long track record of shareholder returns. Rio Tinto expects Arcadium’s projected growth capital expenditure to represent approximately 5% of Rio Tinto’s group capital expenditure of up to $10 billion across 2025 and 2026. • Right timing. Rio Tinto is confident in the long-term outlook for lithium, with more than 10% compound annual growth rate in lithium demand expected through to 2040 leading to a supply deficit4. With spot lithium prices down more than 80% versus peak prices, this counter-cyclical 4 Benchmark Mineral Intelligence (BMI) benchmark supply and demand forecast as of September 2024.

Notice to ASX/LSE acquisition comes at a time with substantial long-term market and portfolio upside, underpinned by an appealing market structure and established jurisdictions. Transaction Details The Transaction has been unanimously approved by both the Rio Tinto and Arcadium Lithium Boards of Directors. The Transaction, which will be implemented by way of a Jersey scheme of arrangement, is expected to close in mid-2025. Key conditions to closing of the Transaction include approval of Arcadium Lithium shareholders and the Royal Court of Jersey. In addition, the Transaction is subject to receipt of customary regulatory approvals and other closing conditions. Rio Tinto BM Subsidiary Limited, an indirect wholly owned subsidiary of Rio Tinto plc, will acquire the Arcadium Lithium shares pursuant to the Transaction Agreement. Arcadium Lithium shareholders do not need to take any action at the present time. A notice of meeting and proxy statement for the required meeting of Arcadium Lithium shareholders, when available, will contain additional information regarding the Transaction. A majority in number of those Arcadium Lithium shareholders present and voting, and representing at least 75% of the voting rights of all shares voted, will be required to complete the Transaction. Full details of the terms and conditions of the Transaction are set out in the Transaction Agreement, which may be obtained, free of charge, on the SEC's website (http://www.sec.gov) when available, and Rio Tinto’s website at https://www.riotinto.com/en/invest/exchange-releases. Conference Call Rio Tinto and Arcadium Lithium management will discuss the Transaction during a live webcast for investors and analysts at 9:30 AM BST on 9 October 2024. Participants can access the live webcast at https://edge.media-server.com/mmc/p/rzeiv2dj or conference call at https://register.vevent.com/register/BIc28a9d251f054b4fbd6c5685102bf8d6 Transaction Website Additional information regarding the Transaction, including a Rio Tinto investor presentation, can be found at www.RioTintoAndArcadium.com. As a result of its pending combination, Arcadium Lithium will not hold an earnings conference call in connection with its third quarter financial results. Advisors Goldman Sachs and J.P. Morgan are acting as financial advisors to Rio Tinto and Linklaters LLP is acting as lead legal advisor. Gordon Dyal & Co. is serving as lead financial advisor and UBS Investment Bank as financial advisor to Arcadium Lithium, and Davis Polk & Wardwell LLP is serving as legal counsel. About Arcadium Lithium Arcadium Lithium is a leading global lithium chemicals producer committed to safely and responsibly harnessing the power of lithium to improve people’s lives and accelerate the transition to a clean energy future. Arcadium Lithium collaborates with their customers to drive innovation and power a more sustainable world in which lithium enables exciting possibilities for renewable energy, electric transportation and modern life. Arcadium Lithium is vertically integrated, with industry-leading capabilities across lithium extraction

Notice to ASX/LSE processes, including hard-rock mining, conventional brine extraction and direct lithium extraction (DLE), and in lithium chemicals manufacturing for high performance applications. They have operations around the world, with facilities and projects in Argentina, Australia, Canada, China, Japan, the United Kingdom and the United States. For more information, please visit www.ArcadiumLithium.com. Important Notices This announcement is for information purposes only and is not intended to and does not constitute or form part of, an offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities or the solicitation of any vote or approval in any jurisdiction in contravention of applicable law. In connection with the Transaction, Arcadium Lithium will file with the US Securities and Exchange Commission (the “SEC”) certain proxy materials, which shall constitute the scheme document and the proxy statement relating to the proposed Transaction (the “proxy statement”). The proxy statement will contain the full terms and conditions of the Transaction, including details with respect to the Arcadium Lithium shareholder vote in respect of the Transaction and will be sent or otherwise disseminated to Arcadium Lithium’s shareholders and will contain important information about the proposed Transaction and related matters. Any decision in respect of, or other response to, the Transaction should be made only on the basis of the information contained in the proxy statement. SHAREHOLDERS OF ARCADIUM LITHIUM ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant documents may be obtained, free of charge, on the SEC's website (http://www.sec.gov), when available. Arcadium Lithium’s shareholders may obtain free copies of the proxy statement once it is available from Arcadium Lithium by going to Arcadium Lithium’s website at www.arcadiumlithium.com. This announcement does not constitute a prospectus or prospectus exemption document. Goldman Sachs International ("Goldman Sachs"), which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting exclusively for Rio Tinto and no one else in connection with the Transaction and will not be responsible to anyone other than Rio Tinto for providing the protections afforded to clients of Goldman Sachs, or for providing advice in relation to the matters referred to herein. Neither Goldman Sachs nor any of Goldman Sachs' subsidiaries, affiliates or branches owes or accepts any duty, liability or responsibility whatsoever (whether direct, indirect, consequential, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Goldman Sachs in connection with this announcement, any statement contained herein or otherwise. J.P. Morgan Securities plc which is authorised in the United Kingdom by the Prudential Regulation Authority (the “PRA”) and regulated by the PRA and the Financial Conduct Authority and J.P. Morgan Securities LLC, which is a US registered broker dealer and regulated by the Financial Industry Regulatory Authority (J.P. Morgan Securities plc and J.P. Morgan Securities LLC together “J.P. Morgan”) are acting as financial adviser exclusively for Rio Tinto and no one else in connection with the Transaction and will not regard any other person as its client in relation to the Transaction and will not be responsible to anyone other than Rio Tinto for providing the protections afforded to clients of J.P. Morgan or its affiliates, nor for providing advice in relation to the Transaction or any other matter or arrangement referred to herein.

Notice to ASX/LSE Participants in the Solicitation Rio Tinto, Arcadium Lithium and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of Arcadium Lithium’s shareholders in connection with the proposed Transaction. Additional information regarding the foregoing persons, including their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other relevant documents to be filed with the SEC. Arcadium Lithium’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Arcadium Lithium in Arcadium Lithium’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023, which was filed with the SEC on April 29, 2024, and regarding the directors and officers of Rio Tinto in Rio Tinto’s Annual Report on Form 20-F, for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024. General The release, publication or distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the Transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Transaction disclaim any responsibility or liability for the violations of any such restrictions by any person. Forward Looking Statements This announcement (including information incorporated by reference in this announcement), oral statements made regarding the Transaction, and other information published by Arcadium Lithium, Rio Tinto or any member of the Rio Tinto Group contain statements which are, or may be deemed to be, “forward looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the US Securities Exchange Act of 1934. Such forward looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and on numerous assumptions regarding the business strategies and the environment in which Rio Tinto, any member of the Rio Tinto Group or the enlarged group following the Transaction (“Enlarged Group”) shall operate in the future and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements. The forward looking statements contained in this announcement relate to Rio Tinto, any member of the Rio Tinto Group or the Enlarged Group’s future prospects, developments and business strategies, the expected timing and scope of the Transaction and other statements other than historical facts. In some cases, these forward looking statements can be identified by the use of forward looking terminology, including the terms “believes”, “estimates”, “will look to”, “shall look to”, “would look to”, “plans”, “prepares”, “anticipates”, “expects”, “is expected to”, “is subject to”, “budget”, “scheduled”, “forecasts”, “synergy”, “strategy”, “goal”, “cost-saving”, “projects” “intends”, “may”, “will”, “shall”, or “should” or their negatives or other variations or comparable terminology. Forward-looking statements may include statements relating to the following: (i) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, dividend policy, losses and future prospects; (ii) business and management strategies and the expansion and growth of Rio Tinto’s, any member of the Rio Tinto Group or Arcadium Lithium’s operations and potential synergies resulting from the Transaction; and (iii) the effects of global economic conditions and governmental regulation on Rio Tinto’s, any member of the Rio Tinto Group or Arcadium Lithium’s business. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that shall occur in the future. These events and circumstances include changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or disposals and other risks and uncertainties detailed in Rio Tinto’s filings with the SEC, including Rio Tinto’s Annual Report on Form 20-F, for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024. If any one or more of these risks or uncertainties materialises or if any one or more of the assumptions prove incorrect, actual results may differ materially from those expected, estimated or projected. Such forward looking statements should therefore be construed in the light of such factors. Neither Arcadium Lithium or any of Rio Tinto or any member of the Rio Tinto Group, nor any of their

Notice to ASX/LSE respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward looking statements in this announcement shall actually occur. Given these risks and uncertainties, potential investors should not place any reliance on forward looking statements. Specifically, statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature involve, risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. Due to the scale of the Enlarged Group, there may be additional changes to the Enlarged Group’s operations. As a result, and given the fact that the changes relate to the future, the resulting cost synergies may be materially greater or less than those estimated. The forward-looking statements speak only at the date of this announcement. All subsequent oral or written forward-looking statements attributable to any member of the Rio Tinto Group or Arcadium Lithium Group, or any of their respective associates, directors, officers, employees or advisers, are expressly qualified in their entirety by the cautionary statement above. Arcadium Lithium, the Rio Tinto Group and Rio Tinto expressly disclaim any obligation to update such statements other than as required by law or by the rules of any competent regulatory authority, whether as a result of new information, future events or otherwise. No profit forecasts or estimates No statement in this announcement is intended as a profit forecast or estimate for any period and no statement in this announcement should be interpreted to mean that earnings or earnings per share for Rio Tinto or Arcadium Lithium, as appropriate, for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per share for Rio Tinto or Arcadium Lithium, as appropriate. LEI: 213800YOEO5OQ72G2R82 This announcement contains inside information. This announcement is authorised for release to the market by Andy Hodges, Rio Tinto’s Group Company Secretary.

Notice to ASX/LSE Contacts Please direct all enquiries to media.enquiries@riotinto.com Media Relations, United Kingdom Matthew Klar M +44 7796 630 637 David Outhwaite M +44 7787 597 493 Media Relations, Australia Matt Chambers M +61 433 525 739 Michelle Lee M +61 458 609 322 Rachel Pupazzoni M +61 438 875 469 Media Relations, Canada Vanessa Damha M +1 514 715 2152 Malika Cherry M +1 418 592 7293 Media Relations, US Jesse Riseborough M +1 202 394 9480 Investor Relations, United Kingdom David Ovington M +44 7920 010 978 Laura Brooks M +44 7826 942 797 Wei Wei Hu M +44 7825 907 230 Investor Relations, Australia Tom Gallop M +61 439 353 948 Amar Jambaa M +61 472 865 948 Arcadium Lithium contacts Investors Daniel Rosen M +1 215 299 6208 daniel.rosen@arcadiumlithium.com Phoebe Lee M +61 413 557 780 phoebe.lee@arcadiumlithium.com Media Karen Vizental M+54 9 114 414 4702 karen.vizental@arcadiumlithium.com Teneo Katherine Kim M +61 439 288 212 katherine.kim@teneo.com Mark Stokes M +1 646 522 6268 mark.stokes@teneo.com Rio Tinto plc 6 St James’s Square London SW1Y 4AD United Kingdom T +44 20 7781 2000 Registered in England No. 719885 Rio Tinto Limited Level 43, 120 Collins Street Melbourne 3000 Australia T +61 3 9283 3333 Registered in Australia ABN 96 004 458 404 riotinto.com

Acquisition of Arcadium Lithium Creating a world-class lithium business 9 October 2024

2 This presentation has been prepared by Rio Tinto plc and Rio Tinto Limited (together with their subsidiaries, “Rio Tinto”). By accessing/attending this presentation you acknowledge that you have read and understood the following statements. Cautionary statements Important Notices This presentation is for information purposes only and is not intended to and does not constitute or form part of, an offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities or the solicitation of any vote or approval in any jurisdiction in contravention of applicable law. In connection with the transaction, Arcadium Lithium will file with the US Securities and Exchange Commission (the “SEC”) certain proxy materials, which shall constitute the scheme document and the proxy statement relating to the proposed transaction (the “proxy statement”). The proxy statement will contain the full terms and conditions of the transaction, including details with respect to the Arcadium Lithium shareholder vote in respect of the transaction and will be sent or otherwise disseminated to Arcadium Lithium’s shareholders and will contain important information about the proposed transaction and related matters. Any decision in respect of, or other response to, the transaction should be made only on the basis of the information contained in the proxy statement. SHAREHOLDERS OF ARCADIUM LITHIUM ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant documents may be obtained, free of charge, on the SEC's website (http://www.sec.gov), when available. Arcadium Lithium’s shareholders may obtain free copies of the proxy statement once it is available from Arcadium Lithium by going to Arcadium Lithium’s website at https://arcadiumlithium.com. Participants in the Solicitation Rio Tinto, Arcadium Lithium and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of Arcadium Lithium’s shareholders in connection with the proposed transaction. Additional information regarding the foregoing persons, including their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other relevant documents to be filed with the SEC. Arcadium Lithium’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Arcadium Lithium in Arcadium Lithium’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023, which was filed with the SEC on April 29, 2024, and regarding the directors and officers of Rio Tinto in Rio Tinto’s Annual Report on Form 20-F, for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024. Forward-looking statements This presentation (including information incorporated by reference in this presentation), oral statements made regarding the Transaction, and other information published by Arcadium Lithium, Rio Tinto or any member of the Rio Tinto Group contain statements which are, or may be deemed to be, “forward looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the US Securities Exchange Act of 1934. Such forward looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and on numerous assumptions regarding the business strategies and the environment in which Rio Tinto, any member of the Rio Tinto Group or the enlarged group following the Transaction (“Enlarged Group”) shall operate in the future and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements. The forward looking statements contained in this presentation relate to Rio Tinto, any member of the Rio Tinto Group or the Enlarged Group’s future prospects, developments and business strategies, the expected timing and scope of the Transaction and other statements other than historical facts. In some cases, these forward looking statements can be identified by the use of forward looking terminology, including the terms “believes”, “estimates”, “will look to”, “shall look to”, “would look to”, “plans”, “prepares”, “anticipates”, “expects”, “is expected to”, “is subject to”, “budget”, “scheduled”, “forecasts”, “synergy”, “strategy”, “goal”, “cost- saving”, “projects” “intends”, “may”, “will”, “shall”, or “should” or their negatives or other variations or comparable terminology. Forward-looking statements may include statements relating to the following: (i) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, dividend policy, losses and future prospects; (ii) business and management strategies and the expansion and growth of Rio Tinto’s, any member of the Rio Tinto Group or Arcadium Lithium’s operations and potential synergies resulting from the Transaction; and (iii) the effects of global economic conditions and governmental regulation on Rio Tinto’s, any member of the Rio Tinto Group or Arcadium Lithium’s business. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that shall occur in the future. These events and circumstances include changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or disposals and other risks and uncertainties detailed in Rio Tinto’s filings with the SEC, including Rio Tinto’s Annual Report on Form 20-F, for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024. If any one or more of these risks or uncertainties materialises or if any one or more of the assumptions prove incorrect, actual results may differ materially from those expected, estimated or projected. Such forward looking statements should therefore be construed in the light of such factors. Neither Arcadium Lithium or any of Rio Tinto or any member of the Rio Tinto Group, nor any of their respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward looking statements in this presentation shall actually occur. Given these risks and uncertainties, potential investors should not place any reliance on forward looking statements. Specifically, statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature involve, risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. Due to the scale of the Enlarged Group, there may be additional changes to the Enlarged Group’s operations. As a result, and given the fact that the changes relate to the future, the resulting cost synergies may be materially greater or less than those estimated. The forward-looking statements speak only at the date of this presentation. All subsequent oral or written forward-looking statements attributable to any member of the Rio Tinto Group or Arcadium Lithium Group, or any of their respective associates, directors, officers, employees or advisers, are expressly qualified in their entirety by the cautionary statement above. Arcadium Lithium, the Rio Tinto Group and Rio Tinto expressly disclaim any obligation to update such statements other than as required by law or by the rules of any competent regulatory authority, whether as a result of new information, future events or otherwise. Disclaimer Neither this presentation, nor the question and answer session, nor any part thereof, may be recorded, transcribed, distributed, published or reproduced in any form, except as permitted by Rio Tinto. By accessing/ attending this presentation, you agree with the foregoing and, upon request, you will promptly return any records or transcripts at the presentation without retaining any copies. This presentation contains a number of non-IFRS financial measures. Rio Tinto management considers these to be key financial performance indicators of the business and they are defined and/or reconciled in Rio Tinto’s annual results press release, Annual Report and accounts in Australia and the United Kingdom and/or the most recent Annual Report on Form 20-F filed with the SEC or Form 6-Ks furnished to, or filed with, the SEC. Reference to consensus figures are not based on Rio Tinto’s own opinions, estimates or forecasts and are compiled and published without comment from, or endorsement or verification by, Rio Tinto. The consensus figures do not necessarily reflect guidance provided from time to time by Rio Tinto where given in relation to equivalent metrics, which to the extent available can be found on the Rio Tinto website. By referencing consensus figures, Rio Tinto does not imply that it endorses, confirms or expresses a view on the consensus figures. The consensus figures are provided for informational purposes only and are not intended to, nor do they, constitute investment advice or any solicitation to buy, hold or sell securities or other financial instruments. No warranty or representation, either express or implied, is made by Rio Tinto or its affiliates, or their respective directors, officers and employees, in relation to the accuracy, completeness or achievability of the consensus figures and, to the fullest extent permitted by law, no responsibility or liability is accepted by any of those persons in respect of those matters. Rio Tinto assumes no obligation to update, revise or supplement the consensus figures to reflect circumstances existing after the date hereof

Lithium – an essential material for the energy transition

Lithium batteries harness the properties of critical materials for Electric Vehicles (EVs) and energy storage



Cu
Cu
Cu
Al
Al
Anode
Separator
Copper foil
current collector
Electrolyte
(lithium salts)
Li+
Charge/discharge
Cathode
(including lithium)
Aluminium foil
current collector

Al Aluminium	**Aluminium** • ~230kg per EV
Cu Copper	**Copper** • ~80kg per EV
Li+ Lithium Lithium is **integral** to batteries now and for the long term	**Lithium** • Up to 85kg LCE[1] per EV • **>80%** of production used in EVs and energy storage

[1] LCE represents Lithium carbonate equivalent. Based on 75kWh battery and range of battery chemistries (LMFP to NMC111).

RioTinto

3

4 Lithium – right product, right time 1 Benchmark Mineral Intelligence (BMI) supply and demand forecast as of September 2024 Highly attractive long-term fundamentals Supply deficit from late 2020’s (kt LCE)1 One of the cornerstone materials for the energy transition 0 2 4 6 2023 2030 2035 2040 Supply Demand Product High growth market High quality customer offering Complements our portfolio of products and customers Timing Countercyclical, lithium price down 80% from highs >10% CAGR for demand to 2040 Olaroz Jujuy, Argentina

5 1 Excludes Mt Cattlin. Data from Arcadium’s Investor Day 2024 guidance. 2 DLE = Direct Lithium Extraction. Bringing Rio Tinto’s scale, development capabilities and financial strength to the Arcadium portfolio • Rio Tinto’s balance sheet strength to accelerate growth pipeline • Proven DLE2 technology • Project delivery and operatorship • Low cost, large, expandable • High quality product to premium customers • Maintaining our balance sheet strength in line with our single A rating target Complementary capabilities Compelling economics Tier 1 assets • Long mine lives • ~130% capacity1 growth through 2028 focused in Rio Tinto’s existing geographies

Arcadium Lithium: the premier lithium growth business[1]

Established vertically integrated producer[2]

- **4** Lithium brine assets
- **5** Lithium hydroxide facilities
- **3** Lithium specialties facilities
- **3** Hard-rock spodumene assets

Tier 1 assets with high grades and long mine lives

- **#1** Resource base
- **Proven success** in resource expansion
- **Leader in** long-term lithium production potential

Highly attractive portfolio of growth projects

Significant capital investment made

Consolidated nameplate capacity (kt LCE)[3]


75
170
295
Current
2028
2030s

High-margin assets even at the bottom of the cycle

40% H1 2024 adjusted EBITDA margin

Low costs underpinned by high-grade resources and best-in-class DLE[4] technology

RioTinto

[1] Source: Arcadium Lithium company disclosures.
[2] Includes assets in production, construction, and development.
[3] Excludes Mt Cattlin.
[4] DLE = Direct Lithium Extraction.

6

7 Investing in innovation and next generation technology Enhancing lithium processing capabilities ILiAD Technologies • A market leader in DLE production processes • Potential improvement in efficiency, sustainability and costs Lithium Metal Assets • Targeting safer, lower cost and more sustainable production • Added flexibility using lithium carbonate feedstock • Meeting long term demand potential for IRA1 compliant lithium metal Developing next generation battery applications LIOVIX® • Important technology for the development and commercialisation of lithium metal anodes and future solid-state batteries • Improving battery life and manufacturing cost • Enhancing safety and sustainability Source: Arcadium Lithium company disclosures 1 IRA = Inflation Reduction Act. LIOVIX® Roll-to-Roll Coater Bessemer City

8 Multi-year commercial relationships with global leaders BMW Group 8Source: Arcadium Lithium company disclosures.

Multi-generational asset base with significant production upside

Industry-leading resource endowment…

#1 Resource base[1]

arcadium lithium + RioTinto (excluding Rincon)

9Mt LCE Reserves

37Mt LCE Resources

6Mt LCE Resources

- Large-scale and high-grade assets with expansion potential
- Proven success in resource expansion

… underpinning a global lithium business of scale

Targeted lithium capacity[2] (ktpa LCE, attributable)



373
+245%
265
108
Peer 1
RioTinto
arcadium lithium
arcadium lithium
Peer 2
Peer 3
Peer 4
RioTinto
(including Rincon)
Peer 5

RioTinto

[1] Mineral Reserves and Mineral Resources (exclusive of Mineral Reserves) shown on an attributable basis. See slide 17 for the supporting material in relation to these Mineral Reserves and Mineral Resources estimates, including for the basis of conversion to Lithium Carbonate Equivalent (LCE). Sociedad Química y Minera (SQM) considered pro forma for the SQM / Codelco partnership.

[2] Peers include Albemarle Corporation, SQM, Pilbara Minerals Limited, Mineral Resources Limited and Lithium Americas Corporation. Peers shown pro forma for SQM / Codelco partnership and Pilbara Minerals / Latin Resources announced transactions. See slide 17 for the sources of information applied in developing peer comparison data.

9

Shareholder returns of 40-60% of underlying earnings on average through the cycle 1 Rio Tinto group capital expenditure guidance of up to $10bn in each of 2025 and 2026. Maintaining our disciplined approach to capital allocation 10 Arcadium Lithium’s capital requirements represent ~5% of our group capital expenditure1 Further cash returns to shareholders Compelling growth Debt management Essential capex01 Ordinary dividends02 Iterative cycle of…03

11 The transaction Sal de Vida Catamarca, Argentina Consideration • US$5.85/sh in cash, total US$6.7 billion1 cash transaction • Unanimously approved by Boards of Rio Tinto and Arcadium Lithium Timing • Jersey scheme of arrangement • Customary approvals and closing conditions • Mid-2025 target completion Rio Tinto’s capital allows for acceleration of project delivery 1 Diluted shares outstanding, including conversion of all outstanding convertible senior notes due 2025.

Creating the world-leading lithium business Mt Cattlin Project Australia • #1 lithium resource base • Compelling growth pipeline • Enhanced technological and ESG leadership • Diversified by geography and feedstock • Presence across the value chain • Established portfolio of premier customers 12

Appendices

14 A truly global and integrated asset footprint1 Fenix Lithium carbonate Lithium chloride Rincon Lithium carbonate Jadar Lithium carbonate Bromborough Specialty products Mt Cattlin Spodumene Nemaska (50%) Lithium hydroxide Galaxy (James Bay) Spodumene Cauchari Lithium carbonate Olaroz (66.5%) Lithium carbonate Sal de Vida Lithium carbonate Rugao Lithium hydroxide Zhangjiagang Specialty products Naraha (75%) Lithium hydroxide Zhejiang Lithium hydroxide Mining – hard-rock Processing facility Mining – brine Bessemer City Lithium hydroxide Specialty products Rio Tinto development asset Arcadium Lithium development asset Arcadium Lithium operating asset 1 Ownership is 100% basis unless otherwise stated. Bundoora Technical Development Centre

Complementary portfolios: Rio Tinto has an existing footprint and deep experience in Canada and Argentina



~100 years in Quebec
Quebec, Canada
Rio Tinto
Arcadium Lithium assets
Roads
Mines
Smelters, refineries, power facilities and processing plants remote from mine
Operations centre, research and development, offices, sales and marketing
Iron Ore Company of Canada
Galaxy
Nemaska Lithium
Aluminium – Quebec Operations
Rio Tinto Iron & Titanium – Quebec Operations
Montreal hub
Montreal
Salta, Jujuy and Catamarca Region, Argentina
Olaroz
Cauchari
Rincon (lithium project)
Jujuy
Salta
Sal de Vida
Fenix
Catamarca
~50 years in Argentina

Canada

- Long history of hard-rock development
- Constructive relationships with Cree nation
- Supply relationships to streamline construction
- Utilise existing logistics corridors

Clear opportunity for economies of scale and regional approach

- Accelerate project development
- Aim to be the employer of choice in both locations

Argentina

- Capitalise on DLE capability convergence
- Optimise supply chain and logistics for key raw materials
- Improving investment environment supported by RIGI policies[1]

RioTinto

[1] Regulation of the Incentive Regime for Large Investments ("RIGI") promotes investment in projects that qualify as large long-term investments in Argentina and pertain to activities within certain sectors, by granting a series of tax, customs, and exchange incentives, as well as an efficient system for the protection of rights and dispute resolution.

15

Arcadium Lithium’s assets are well positioned on the cost curve

2035 lithium and copper cost curve[1]


Hombre Muerto
Olaroz
Sal de Vida
Whabouchi
Galaxy
0%
Q1
Q2
Q3
Q4
Brines
Hard-rock
Other
2035 Copper cost curve

Lithium cost curve steepness comparable to copper (ratio of 90th percentile to 25th percentile)

Arcadium Lithium’s brine and integrated hard-rock assets well positioned on cost curve, generating high profitability through the cycle

Galaxy high quality spodumene mine expected to be highly profitable[2]. Position on cost curve reflective of third-party processing costs, in addition to mining costs

RioTinto

[1] Lithium C3 cost curve from Benchmark Minerals Intelligence. Copper C3 cost curve from Wood Mackenzie.
[2] Galaxy economics as disclosed in technical report dated September 2023.

16

17 Supporting statements Arcadium Lithium Mineral Resources and Mineral Reserves Arcadium Lithium’s lithium Mineral Resources referenced on slide 9 are a Lithium Carbonate Equivalent (LCE) estimate based on: 1. the 85.9 Mt of hard-rock lithium Mineral Resources as reported in Arcadium Lithium’s Form 10-K annual report filed with the US Securities Exchange Commission (SEC) for the year ended 31 December 2023 (Arcadium Lithium’s 2023 Form 10-K), which comprise 0.1 Mt of Measured Resources at 1.00% Li2O, 25.2 Mt of Indicated Resources at 1.23% Li2O and 60.6 Mt of Inferred Resources at 1.30% Li2O; and 2. the 6.4 Mt of lithium brine Mineral Resources (expressed as lithium metal) as reported in Arcadium Lithium’s 2023 Form 10-K annual report, which comprise 2.8 Mt of Measured Resources at 581 mg/L, 1.2 Mt of Indicated Resources at 494 mg/L and 2.4 Mt of Inferred Resources at 473 mg/L. Arcadium Lithium’s lithium Mineral Reserves referenced on slide 9 are an LCE estimate based on: 1. the 62.1 Mt of hard-rock lithium Mineral Reserves at 1.28% Li2O as reported in Arcadium Lithium’s 2023 Form 10-K, which comprise 5.4 Mt of Proven Reserves at 1.38% Li2O and 56.7 Mt of Probable Reserves at 1.27% Li2O; and 2. the 1.4 Mt of lithium brine Mineral Reserves at 658 mg/L (expressed as lithium metal) as reported in Arcadium Lithium’s 2023 Form 10-K annual report, which comprise 0.3 Mt of Proven Reserves at 722 mg/L and 1.1 Mt of Probable Reserves at 641 mg/L. These Mineral Resource and Mineral Reserve estimates have been prepared in accordance with the requirements of subpart 1300 of Regulation S-K ("Subpart 1300"), issued by the SEC. The terms “Mineral Resource," “Measured Mineral Resource," “Indicated Mineral Resource," “Inferred Mineral Resource," “Mineral Reserve," “Proven Mineral Reserve" and “Probable Mineral Reserve" are defined and used in accordance with subpart 1300. Under Subpart 1300, Mineral Resources may not be classified as “Mineral Reserves" unless the determination has been made by a qualified person, as defined in Subpart 1300, that the mineral resources can be the basis of an economically viable project. Brine deposits are fluid and move across resource intervals in response to pumping, infiltration and other environmental factors. Additionally, Probable Mineral Reserves often include production from both Measured and Indicated Resource intervals, making a direct comparison between Mineral Resources at a static point in time and Mineral Reserves, which are dynamic and occur over several decades, challenging. In reporting Arcadium Lithium’s hard-rock lithium Mineral Resources and Mineral Reserves as LCE, Li2O is converted to LCE by multiplying by 2.473. In reporting Arcadium Lithium’s lithium brine Mineral Resources and Mineral Reserves as LCE, lithium metal is converted to LCE by multiplying by a factor of 5.323. Mineral Resources are reported exclusive of Mineral Reserves. Mineral Reserves as reported under Regulation S-K are the equivalent of Ore Reserves under the the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves, 2012 edition (JORC Code). Jadar Mineral Resources Rio Tinto’s lithium Mineral Resources referenced on slide 9 are an LCE estimate based on the 144 Mt of Mineral Resources at 1.80% Li2O at Rio Tinto’s Jadar project in Serbia as reported in Rio Tinto’s 2023 Annual Report released to the Australian Securities Exchange (ASX) on 21 February 2024 and available at riotinto.com. The Jadar Mineral Resources comprise 85 Mt of Indicated Resources at 1.76% Li2O and 58 Mt of Inferred Resources at 1.87% Li2O. The Competent Persons responsible for the information in the 2023 Annual Report that relates to the Jadar project’s Mineral Resources are I Misailovic and D Tanaskovic, both of whom are members of the European Federation of Geologists. These Mineral Resources have been reported in accordance with the JORC Code and the Listing Rules of the ASX. Rio Tinto confirms that it is not aware of any new information or data that materially affects the Jadar Mineral Resources estimate reported in the 2023 Annual Report, that all material assumptions and technical parameters underpinning the estimate continue to apply and have not materially changed, and that the form and context in which the Competent Persons’ findings are presented have not been materially modified. In reporting the Jadar Mineral Resource as LCE, Li2O is converted to LCE by multiplying by 2.473. Peer targeted lithium nameplate capacity comparison data on slide 9 Nameplate capacity data for Albemarle Corporation reflects: Greenbushes stated capacity from its Form 8-K dated 15 February 2023 across TGP, CGP1, CGP2, CGP3, CGP4, and TRP, on a 100% basis, of 2,585ktpa of spodumene concentrate. Spodumene grade is stated as 6.0% Li2O. Conversion to LCE equivalent basis assumes a conversion factor of 2.473:1 LCE:Li2O. Albemarle owns 49% of Greenbushes. Wodgina stated capacity from Mineral Resources’ FY24 Half Year Results Presentation dated 21 February 2024, on a 100% basis, of 900ktpa of spodumene concentrate. Spodumene grade is stated as 5.5% Li2O. Conversion to LCE equivalent basis assumes a conversion factor of 2.473:1 LCE:Li2O. Albemarle owns 50% of Wodgina. Atacama stated capacity from its Form 8-K dated 15 February 2023 of 84ktpa LCE. Silver Peak stated capacity from its Pre-Feasibility Study dated 14 February 2023 of 6kpta LCE. Kings Mountain stated capacity from its presentation titled “Albemarle Kings Mountain – The Element” dated 01 September 2023 of 50ktpa LCE. Nameplate capacity data for Arcadium Lithium reflects: Cauchari stated capacity from its Investor Day Presentation dated 19 September 2023 of 25ktpa LCE. Hombre Muerto stated capacity from its Investor Day Presentation dated 19 September 2023 of 67ktpa LCE. Olaroz stated capacity from its Investor Day Presentation dated 19 September 2023 of 43ktpa LCE, on a 100% basis. Arcadium Lithium owns 66.5% of Olaroz. Sal de Vida stated capacity from its Investor Day Presentation dated 19 September 2023 of 45ktpa LCE. Whabouchi stated capacity from its Investor Day Presentation dated 19 September 2023 of 30 ktpa LCE, on a 100% basis. Arcadium Lithium owns 50% of Whabouchi. James Bay stated capacity from its Investor Day Presentation dated 19 September 2023 of 80ktpa LCE. Guermes stated capacity from its Investor Day Presentation dated 19 September 2023 of 4ktpa LCE. Nameplate capacity data for Pilbara Minerals Limited reflects: Pilgangoora stated capacity from its presentation titled “Pilbara Minerals to acquire Latin Resources” dated 15 August 2024 of 1,060ktpa of spodumene concentrate. Spodumene grade is stated as 5.2% Li2O. Conversion to LCE equivalent basis assumes a conversion factor of 2.473:1 LCE:Li2O. Salinas stated capacity from its presentation titled “Pilbara Minerals to acquire Latin Resources” dated 15 August 2024 of 499ktpa of spodumene concentrate. Spodumene grade is stated as 5.2% Li2O. Conversion to LCE equivalent basis assumes a conversion factor of 2.473:1 LCE:Li2O. Nameplate capacity data for Sociedad Química y Minera reflects: Salar de Atacama stated capacity from its August 2024 Corporate Presentation dated 20 August 2024 of 240ktpa of LCE, and 100ktpa of LiOH, on a 100% basis. Conversion to LCE equivalent basis assumes a conversion factor of 0.648 LCE:LiOH. Figure shown pro-forma for the Coldelco partnership signed on 31 May 2024. Mount Holland stated capacity from its August 2024 Corporate Presentation dated 20 August 2024 of 50ktpa LiOH. Conversion to LCE equivalent basis assumes a conversion factor of 0.648 LCE:LiOH. Sociedad Química y Minera owns 50% of Mount Holland via a JV. Nameplate capacity data for Mineral Resources Limited reflects: Wodgina stated capacity from Mineral Resources’ FY24 Half Year Results Presentation dated 21 February 2024, on a 100% basis, of 900ktpa of spodumene concentrate. Spodumene grade is stated as 5.5% Li2O. Conversion to LCE equivalent basis assumes a conversion factor of 2.473:1 LCE:Li2O. Mineral Resources owns 50% of Wodgina. Mt Marion stated capacity from Mineral Resources’ FY24 Half Year Results Presentation dated 21 February 2024, on a 100% basis, of 900ktpa of spodumene concentrate. Spodumene grade is stated as 4.0% Li2O. Conversion to LCE equivalent basis assumes a conversion factor of 2.473:1 LCE:Li2O. Mineral Resources owns 50% of Mt Marion. Bald Hill stated capacity from Mineral Resources’ FY24 Half Year Results Presentation dated 21 February 2024 of 150ktpa of spodumene concentrate. Spodumene grade is stated as 5.5% Li2O. Conversion to LCE equivalent basis assumes a conversion factor of 2.473:1 LCE:Li2O. Nameplate capacity data for Lithium Americas Corporation reflects: Thacker Pass stated capacity from its May 2024 Corporate Presentation dated 28 May 2024 of 80ktpa LCE. Nameplate capacity data for Rio Tinto reflects 58ktpa LCE for Jadar as disclosed in the release to the ASX on 23 February 2022 titled “Rio Tinto updates Ore Reserves and Mineral Resources at Jadar”, and a potential future nameplate capacity of 50ktpa LCE for Rio Tinto’s Rincon project in Argentina.